UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2023

Williams Industrial Services Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Ashford Center North, Suite 425

Atlanta, Georgia 30338

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 770-879-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	WLMS	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* On July 24, 2023, the issuer’s common stock was suspended from trading on the NYSE American. Effective July 25, 2023, trades in the issuer’s common stock began being quoted on the OTC Pink Market under the symbol “WLMSQ.”

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on July 22, 2023, Williams Industrial Services Group Inc., a Delaware corporation (the “Company”), together with its subsidiaries, filed voluntary petitions (the “Bankruptcy Petitions”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”). The Cases are being jointly administered under the caption In re Williams Industrial Services Group Inc., et al.

As previously disclosed, on July 22, 2023, prior to the filing of the Bankruptcy Petitions, the Company and its subsidiaries, Williams Industrial Services Group, L.L.C. (“WISG”), Williams Plant Services, LLC (“WPS”), Williams Specialty Services, LLC (“WSS”), Williams Industrial Services, LLC (“WIS”), WISG Electrical, LLC (“WISG Electrical”), and Construction & Maintenance Professionals, LLC (“CMP”) (collectively with the Company, the “Sellers”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with EnergySolutions Nuclear Services, LLC (“EnergySolutions”), pursuant to which, among other things, the Sellers agreed to sell substantially all of their assets relating to (i) the business of providing a broad range of construction and maintenance services to customers in the nuclear, conventional power (fossil, hydro, natural gas), energy delivery, water and wastewater, pulp and paper, chemical and government industries, (ii) solely to the extent conducted pursuant to certain contracts of WIS, certain non-unionized pulp and paper operations, (iii) the business as conducted by WPS and WSS, and (iv) the performance of, and obligations under, a certain third party contract (collectively, clauses (i) – (iv) are referred to as the “Business”, and the assets related to the Business and as more fully described in the Purchase Agreement, as the “Transferred Assets”) as part of a sale process under Section 363 of the Bankruptcy Code, all as set forth more fully in the Purchase Agreement (such transaction, the “Sale”). WIS agreed to retain its water and wastewater business, the non-unionized pulp and paper business not included as part of the Business and its transmission and distribution business, and the Sellers agreed to retain any other business of the Sellers, other than the performance of, and obligations under, a certain third party contract, not set forth in clauses (i)-(iv) above. WIS has ceased all operations of its water and wastewater business, the non-unionized pulp and paper business not included as part of the Business and its transmission and distribution business, and the Sellers have ceased all operations of their businesses not set forth in clauses (i)-(iv) above. The Purchase Agreement provided that the aggregate consideration to be paid by EnergySolutions for the Sale and the obligations of Sellers as set forth in the Purchase Agreement would be an amount in cash equal to the sum of $60,000,000, less (i) any deductions on account of certain cure costs required to be paid pursuant to the Bankruptcy Code in order to cure monetary defaults under certain contracts assumed and assigned to EnergySolutions and (ii) the aggregate amount of all overdue payables as of six business days prior to the date of the closing of the Sale, subject to certain limitations. As additional consideration for the Transferred Assets, EnergySolutions agreed to assume certain liabilities of the Sellers relating to the Business (the “Assumed Liabilities”) at the closing.

On September 7, 2023, the Court entered an order approving the Sale. On September 18, 2023, the Sellers and EnergySolutions consummated the Sale. The final cash consideration paid at closing, net of the aforementioned adjustments, was $59,309,043.06.

Following consummation of the Sale, the Company and its subsidiaries have ceased all operations. The Company does not anticipate filing financial statements or pro forma financial statements for the Sale, due to the fact that the Company lacks the financial resources and personnel required to do so.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on July 24, 2023 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective immediately following the consummation of the Sale, the following individuals resigned as officers of the Company and its affiliates, and their employment was terminated without cause: (i) Tracy D. Pagliara, President and Chief Executive Officer; (ii) Randall R. Lay, Executive Vice President, Chief Financial Officer and Chief Operating Officer; and (iii) Charles E. Wheelock, Senior Vice President, Chief Administrative Officer, General Counsel and Secretary. Mr. Pagliara also resigned as a member of the Company’s Board of Directors.

In addition, the following members of the Board of Directors resigned as directors of the Company, effective September 22, 2023: Steven D. Davis, Linda A. Goodspeed, and Mitchell I. Quain.

The resignation of Mr. Pagliara, Mr. Lay, Mr. Wheelock, Mr. Davis, Ms. Goodspeed and Mr. Quain was not due to a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Company’s securities (including, without limitation, the Company’s common stock) during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Cases. The Company expects that holders of shares of the Company’s common stock could experience a significant or complete loss on their investment, depending on the outcome of the Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains statements that are, or may be deemed, “forward-looking statements.” Forward-looking statements generally use forward-looking words, such as “may,” “will,” “could,” “should,” “would,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast” and other words that convey the uncertainty of future events or outcomes. These forward-looking statements are not guarantees of the Company’s future performance and involve risks, uncertainties, estimates and assumptions that are difficult to predict and may be outside of the Company’s control. Therefore, the Company’s actual outcomes and results may differ materially from those expressed in or contemplated by the forward-looking statements. Forward-looking statements include, but are not limited to, information concerning the following: expectations regarding risks attendant to the Chapter 11 bankruptcy process, including the Company’s ability to obtain court approval from the Court with respect to motions or other requests made to the Court throughout the course of the Chapter 11 process; objections to the Company’s wind down process, the DIP Credit Agreements, or other pleadings filed that could protract the Chapter 11 process; the effects of Chapter 11 on the interests of various constituents and financial stakeholders; risks relating to the trading price and volatility of the Company’s common stock; possible proceedings that may be brought by third parties in connection with the Chapter 11 process and risks associated with third-party motions in Chapter 11; the risk that the Cases may be converted to cases under Chapter 7 of the Bankruptcy Code; the timing or amount of any distributions, if any, to the Company’s stakeholders; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; the impact of litigation and regulatory proceedings; and other factors discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” section of the Annual Report on Form 10-K for its 2022 fiscal year. Any forward-looking statement speaks only as of the date of this Form 8-K. Except as may be required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and investors are cautioned not to rely upon them unduly.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2023	Williams Industrial Services Group Inc.

	By:	/s/ Edward T. Gavin
Edward T. Gavin, CTP, NCPM
Chief Restructuring Officer